                                                                    Exhibit 20.1


                         Chase Manhattan Bank USA, N.A.
                             Noteholders Statement

                      Chase Credit Card Owner Trust 2002-4


Section 7.3 Indenture                                                          Distribution Date:                        7/15/2004
-----------------------------------------------------------------------------------------------------------------------------------
(i)   Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                     Total

      Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                     Total

(ii)  Amount of the distribution allocable to the interest on the Notes
            Class A Note Interest Requirement                     1,353,187.50
            Class B Note Interest Requirement                       135,515.63
            Class C Note Interest Requirement                       233,859.38
                     Total                                        1,722,562.50

      Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Note Interest Requirement                          1.07396
            Class B Note Interest Requirement                          1.29063
            Class C Note Interest Requirement                          1.73229

(iii) Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                       1,260,000,000
            Class B Note Principal Balance                         105,000,000
            Class C Note Principal Balance                         135,000,000

(iv)  Amount on deposit in Owner Trust Spread Account            15,000,000.00

(v)   Required Owner Trust Spread Account Amount                 15,000,000.00


                                                            By:
                                                                -------------------------------
                                                                Name:  Patricia M. Garvey
                                                                Title: Vice President